Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BAM! Entertainment, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /S/ RAYMOND C. MUSCI

Raymond C. Musci
Chief Executive Officer
(Principal Executive Officer)
November 13, 2002

      /S/ STEPHEN M. AMBLER

Stephen M. Ambler
Chief Financial Officer
(Principal Financial and Accounting Officer)
November 13, 2002